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The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated May 12, 2021

to the Prospectus and Updating Summary Prospectus dated May 1, 2021

The following supplements and amends the prospectus and updating summary prospectus dated May 1, 2021, as may be previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

NOTICE OF FUND SUBSTITUTION

On May 4, 2021, the Securities and Exchange Commission issued an order permitting The Ohio National Life Insurance Company (“Ohio National Life”) and Ohio National Variable Account A (“VAA”) to substitute the following “Existing Portfolios” in which investment divisions (“subaccounts”) of VAA currently invest with the corresponding “Replacement Portfolios” (the “Substitution”), as set forth in the table below:

Existing Portfolio	Replacement Portfolio
AB VPS Dynamic Asset Allocation Portfolio (Class B)	AB VPS Global Risk Allocation-Moderate Portfolio (Class B)
PIMCO Global Diversified Allocation Portfolio (Administrative Share Class)	AB VPS Global Risk Allocation-Moderate Portfolio (Class B)
Federated Hermes Managed Volatility Fund II (Primary Shares and Service Shares)	ON iShares Managed Risk Balanced Portfolio
Janus Henderson VIT U.S. Low Volatility Portfolio (Service Shares)	ON Janus Henderson U.S. Low Volatility Portfolio
Morgan Stanley VIF Core Plus Fixed Income Portfolio (Class II)	ON Federated Core Plus Bond Portfolio
PIMCO Total Return Portfolio (Administrative Share Class)	ON Federated Core Plus Bond Portfolio

Each Existing Portfolio and certain Replacement Portfolios are currently available as investment options under the contract. Certain Existing Portfolios and certain Replacement Portfolios are also available investment options with certain optional benefit riders available with the contract. Please refer to your prospectus or contact our customer service for a list of the Funds available to you.

The Existing Portfolios will continue to be included as investment options until June 25, 2021 (the “Substitution Date”). The Replacement Portfolios currently not available will be added as investment options on the Substitution Date. On the Substitution Date, pursuant to applicable regulatory approvals, all accumulation units corresponding to the shares of each Existing Portfolio will be replaced with accumulation units corresponding to the shares of the applicable Replacement Portfolio. In addition, the Existing Portfolios will be replaced by their corresponding Replacement Portfolios within the investment restrictions applicable to the riders described in the prospectus and this supplement.

Your rights and Ohio National Life’s obligations under your contract will not be altered in any way by the Substitution. Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. The Substitution will be effected at the relative net asset values of the Existing Portfolios’ and the Replacement Portfolios’ shares. The fees and charges under your contract will not increase as a result of the Substitution, and the Substitution will be performed at no cost to you. There will be no tax consequences for you as a result of the Substitution.

Important Information Regarding Your Transfer Rights

For Contracts without an Optional Benefit Rider that Includes Investment Restrictions

From the date of this supplement until the Substitution Date, you may transfer your Contract Value allocated to a subaccount that invests in an Existing Portfolio to any other investment option available under your contract free of charge. For 30 days following the Substitution Date, you may transfer your Contract Value allocated to a subaccount that invests in a Replacement Portfolio to any other investment option available under your contract free of charge. Any such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your contract. From the date of this supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations as set forth in your prospectus, we will not exercise any rights reserved by us under the contracts to impose additional restrictions on transfers between subaccounts. On the Substitution Date, any Contract Value remaining in a subaccount that invests in an Existing Portfolio will be automatically reallocated to the subaccount that invests in the corresponding Replacement Portfolio.

For Contracts with any GMIB Plus with Five Year Reset II, GMIB Plus with Annual Reset II, GMIB Plus with Annual Reset (2009), GLWB, GLWB (2012), GLWB Plus, GPA, GPP or GPP (2012)

From the date of this supplement until the Substitution Date, you may transfer, free of charge, your Contract Value allocated to a subaccount that invests in an Existing Portfolio to any other investment option available with your rider and in accordance with the investment restrictions of your rider. For 30 days following the Substitution Date, you may transfer, free of charge, your Contract Value allocated to a subaccount that invests in a Replacement Portfolio to any other investment option available with your rider and in accordance with the investment restrictions of your rider. Any such transfers will not count as a transfer for purposes of any limitation on the number of transfers permitted under your contract. Please note, however, that the investment restrictions applicable to your rider will continue to apply during the time periods referenced above. From the date of this supplement until the Substitution Date, and for 30 days after the Substitution Date, except with respect to any market timing/short-term trading limitations or limitations imposed by your rider as set forth in your prospectus, we will not exercise any rights reserved by us under the contracts to impose additional restrictions on transfers between subaccounts. On the Substitution Date, the Replacement Portfolios will replace the Existing Portfolios in your rider’s investment restrictions, as applicable. Any Contract Value remaining in a subaccount that invests in an Existing Portfolio on the Substitution Date will be automatically reallocated to the subaccount that invests in the corresponding Replacement Portfolio.

Other Information Related to the Substitution

Any future allocation, dollar cost averaging, rebalancing or fund specific systematic withdrawal instructions on your contract that are impacted by the Substitution will be updated automatically to include the applicable Replacement Portfolio.

If your Contract Value is automatically transferred on the Substitution Date, you will receive a confirmation showing the transfer of your Contract Value from each subaccount that invests in an Existing Portfolio to the subaccount that invests in the corresponding Replacement Portfolio. Due to the difference in unit values, the number of units you receive in the subaccount investing in the Replacement Portfolio will be different from the number of units you held in the subaccount investing in the corresponding Existing Portfolio.

A summary prospectus for each Replacement Portfolio is being sent to you under separate cover. The investment objectives, principal investment strategies, principal risks, and fees and expenses of the Replacement Portfolios are described in the summary prospectuses. Read the prospectuses carefully before making any investment decision with respect to your Contract Value that is allocated to an Existing Portfolio. You can find the prospectuses and other information about the Funds online at Ohionational.com/variableproducts.

You may change investment allocations or request a copy of any Replacement Portfolio’s statutory prospectus at any time by contacting customer service at 888.925.6446.

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